UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 7, 2005

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K/A

Item 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 13, 2005, Nautilus, Inc. (“Nautilus”) filed a Current Report on Form 8-K (the “Original 8-K”) to report its completion of the acquisition of DashAmerica, Inc. d/b/a Pearl Izumi USA (“Pearl Izumi USA”). The Original 8-K is incorporated herein by this reference. This amendment is being filed to include the financial statement and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

Unaudited financial statements of Pearl Izumi USA, as of June 30, 2005 and for the six month periods ended June 30, 2005 and 2004, and the notes related thereto, are attached as Exhibit 99.2 hereto.

Audited financial statements of Pearl Izumi USA, as of December 31, 2004, and for the year then ended, and the notes related thereto, are attached as Exhibit 99.3 hereto.

(b)	Pro Forma Financial Information

Unaudited pro forma financial information as of June 30, 2005, and for the year ended December 31, 2004 and the six months ended June 30, 2005, and the notes related thereto, are attached as Exhibit 99.4 hereto.

(c)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 17, 2005, by and among Nautilus, Inc., DashAmerica, Inc. d/b/a Pearl Izumi USA, PI Acquisition Company, Inc., and DAI Escrow Holdings, LLC, incorporated by reference to the Nautilus Current Report on Form 8-K filed July 13, 2005.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Nautilus, Inc. Press Release, dated July 8, 2005, announcing the completion of the Pearl Izumi USA acquisition, incorporated by reference to the Nautilus Current Report on Form 8-K filed July 13, 2005.

99.2	Unaudited financial statements of Pearl Izumi USA, as of June 30, 2005 and for the six month periods ended June 30, 2005 and 2004, and the notes related thereto.

99.3	Audited financial statements of Pearl Izumi USA, as of December 31, 2004, and for the year then ended, and the notes related thereto.

99.4	Unaudited pro forma financial information as of June 30, 2005, and for the year ended December 31, 2004 and the six months ended June 30, 2005, and the notes related thereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC. (Registrant)

September 22, 2005	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 17, 2005, by and among Nautilus, Inc., DashAmerica, Inc. d/b/a Pearl Izumi USA, PI Acquisition Company, Inc., and DAI Escrow Holdings, LLC, incorporated by reference to the Nautilus Current Report on Form 8-K filed July 13, 2005.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Nautilus, Inc. Press Release, dated July 8, 2005, announcing the completion of the Pearl Izumi USA acquisition, incorporated by reference to the Nautilus Current Report on Form 8-K filed July 13, 2005.

99.2	Unaudited financial statements of Pearl Izumi USA, as of June 30, 2005 and for the six month periods ended June 30, 2005 and 2004, and the notes related thereto.

99.3	Audited financial statements of Pearl Izumi USA, as of December 31, 2004, and for the year then ended, and the notes related thereto.

99.4	Unaudited pro forma financial information as of June 30, 2005, and for the year ended December 31, 2004 and the six months ended June 30, 2005, and the notes related thereto.